UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 11, 2025

Crown Crafts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

916 South Burnside Avenue, Gonzales, LA	70737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(225) 647-9100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRWS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 12, 2025, Crown Crafts, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of fiscal year 2025, which ended December 29, 2024. A copy of that press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Item 2.02 and in Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2025, Craig J. Demarest, the Chief Financial Officer and principal financial and accounting officer of Crown Crafts, Inc., notified the Company’s Board of Directors (the “Board”) of his decision to retire from all positions he holds with the Company and its subsidiaries, effective June 30, 2025. The Company intends to commence a search for Mr. Demarest’s replacement and may request that Mr. Demarest remain employed with the Company past such date to assist in the transition.

In connection with Mr. Demarest’s retirement, the Compensation Committee of the Board accelerated the vesting of the restricted stock award, consisting of 25,000 shares of the Company’s common stock (the “Common Stock”), granted to Mr. Demarest on March 26, 2024, pursuant to the Crown Crafts, Inc. 2021 Incentive Plan (the “Award”). The Award was originally scheduled to vest in its entirety on March 26, 2027 (from March 26, 2024, through March 26, 2027, the “Vesting Period”). The Award now will vest, on the last day of Mr. Demarest’s employment with the Company, as to a number of shares of Comon Stock equal to the product of (i) 25,000, multiplied by (ii) a fraction, the numerator of which is the number of days Mr. Demarest was employed by the Company during the Vesting Period and the denominator of which is the number of calendar days in the Vesting Period. The unvested portion of the Award, as of the last day of Mr. Demarest’s employment with the Company, will be forfeited.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release dated February 12, 2025.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: February 12, 2025	/s/ Craig J. Demarest
CRAIG J. DEMAREST
Vice President and Chief Financial Officer